Exhibit 10.22

DEED OF TRUST NOTE

$105,770,000	June 15, 2005

FOR VALUE RECEIVED, RPT 1425 NEW YORK AVENUE LLC, a Delaware limited liability company having its principal place of business at c/o Republic Properties Corporation, 1280 Maryland Avenue, SW, Suite 280, Washington D.C. 20024 (hereinafter referred to as “Borrower”), promises to pay to the order of ARCHON FINANCIAL, L.P., a Delaware limited partnership, at its principal place of business at 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039 (together with all successors and assigns hereinafter referred to as “Lender”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of One Hundred Five Million Seven Hundred Seventy Thousand and No/100 Dollars ($105,770,000), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding as hereinafter provided, to be paid in installments as provided herein, together with all other amounts payable to Lender under the Loan Documents with respect to the Loan as provided therein. This Note is evidence of that certain loan made by Lender to Borrower contemporaneously herewith (the “Loan”). The provisions of this Note shall be subject to the provisions of the Deed of Trust, the provisions of which are incorporated herein by this reference as if fully set forth herein. Capitalized terms used but not otherwise defined herein have the meaning ascribed thereto in Paragraph 45 of the Deed of Trust.

1.                                  Payment Terms.  A payment of interest only for the period from and including the first date on which principal is advanced to Borrower on this Note to and including July 5, 2005 will be reserved and paid to Lender on the first date on which principal is advanced to Borrower on this Note. Commencing with Payment Date in August, 2005, and on each and every Payment Date thereafter, Borrower shall pay to Lender interest on the outstanding principal balance of this Note for the Interest Accrual Period ending immediately prior to such Payment Date at a rate of five and fifteen one-hundredths percent (5.15%) per annum (the “Interest Rate”). Interest accruing for the first Interest Accrual Period will be reserved and paid to Lender on the first date on which principal is advanced to Borrower on this Note. Interest payable hereunder shall be computed on the basis of a 360-day year and the actual number of days elapsed. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoffs or counterclaims. THIS IS A BALLOON NOTE REQUIRING NO SCHEDULED INSTALLMENT PAYMENTS OF PRINCIPAL.

Except as otherwise specifically provided in this Note, all payments and prepayments shall be made to Lender not later than 11:00 a.m., New York City time, on the date when due and shall be made by wire transfer in federal or other immediately available funds to the account specified from time to time by Lender. Any funds received by Lender after such time shall be deemed to have been paid on the next succeeding Business Day. Lender shall notify Borrower in writing of any changes in the account to which payments are to be made. If the amount received from Borrower (or from the Cash Management Bank) is less than the sum of all amounts then due and payable hereunder, such amount shall be applied, at Lender’s sole discretion, toward the components of the Debt (e.g., interest, principal and other amounts payable hereunder), the Loan and the Note Components in such sequence as Lender shall elect in its sole

Archon Financial, L.P.

Deed of Trust Note

1425 New York Avenue, Washington DC

discretion, or toward such other obligations of Borrower under the Loan Documents, and in such sequence, as Lender shall determine in its sole discretion.

2.                                     Term.  This Note shall mature on the Maturity Date.

3.                                     Security.  This Note is secured by (a) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith in the amount of this Note given by Borrower for the use and benefit of Lender covering the fee estate of Borrower in certain premises as more particularly described therein (the “Deed of Trust”), (b) an Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender (the “Assignment of Leases”), and (c) the other Loan Documents (as hereinafter defined). The term “Loan Documents” as used in this Note means collectively this Note, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loan or otherwise executed and/or delivered in connection with this Note and the Loan, as the same may be extended, renewed, substituted, replaced, amended, modified and/or restated. Any term used but not defined in this Note shall have the meaning ascribed to it in the Deed of Trust or other Loan Document in which its definition is set forth.

4.                                     Late Charge.  Any payments of interest and principal not paid when due hereunder shall, when paid, be accompanied by a late fee in an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law. Borrower acknowledges that (i) a delinquent payment will cause damage to Lender; (ii) the late fee is intended to compensate Lender for the loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment; (iii) it will be extremely difficult and inpractical to ascertain the extent of Lender’s damages caused by the delinquency; and (iv) the late fee represents Lender’s and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.

5.                                     Default and Acceleration.  The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums (including, without limitation, any Yield Maintenance Premium and all other amounts, sums and expenses reimbursable by Borrower to Lender) due under the Loan Documents in respect of this Note (all such amounts, sums and reimbursable expenses hereinafter collectively referred to as the “Debt”), or any portion thereof, shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on the date on which it is due or upon the happening of any other Event of Default. If in Lender’s reasonable judgment it should become necessary to collect or enforce the Debt or to protect or foreclose the security therefor or to defend against any claims asserted by Borrower arising from or related to the Loan Documents, Borrower also shall pay on demand all such costs incurred by Lender, including reasonable attorneys’ fees and costs incurred for the services of counsel.

6.                                     Default Interest.  Any payments of interest and principal not paid when due hereunder shall bear interest at the applicable Default Rate. Borrower agrees that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at the Default Rate. The Default Rate shall be computed from the occurrence of the Event of Default until the date Borrower cures the Event of Default. This charge shall be added to the Debt and shall be secured by the Deed of Trust. This paragraph, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

7.                                   Prepayment.  This Note may not be prepaid except in accordance with the terms, provisions and conditions of the Deed of Trust. Notwithstanding the foregoing sentence, Borrower shall have the privilege to prepay the entire amount of the outstanding Debt on the Payment Date in any of the three (3) calendar months preceding the month in which the scheduled Maturity Date occurs without Defeasance or the payment of the Yield Maintenance Premium or any other premium or penalty. If any such prepayment of the entire amount of the outstanding Debt is made during any of the three (3) calendar months preceding the month in which the scheduled Maturity Date occurs but other than on a Payment Date, such prepayment shall include such additional amount as is necessary to pay interest to, but excluding, the Payment Date following the date of prepayment. Notwithstanding the foregoing, if all or any portion of the outstanding principal balance is paid to Beneficiary following acceleration of the Loan other than during any of the three (3) calendar months preceding the month in which the scheduled Maturity Date occurs, Trustor shall pay to Beneficiary an amount equal to the applicable Yield Maintenance Premium. Trustor acknowledges that (i) a prepayment will cause damage to Beneficiary; (ii) it will be extremely difficult and impractical to ascertain the extent of Beneficiary’s damages caused by a prepayment after an acceleration or any other prepayment not permitted by the Loan Documents; and (iii) the Yield Maintenance Premium represents Beneficiary’s and Trustor’s reasonable estimate of Beneficiary’s damages from the prepayment and is not a penally.

8.                                   Savings Clause.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that United States federal law permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower or the exercise of any defeasance results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

9.                                   No Oral Change; Successors and Assigns; Liability.  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Lender” and “Borrower” shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                              Waivers.  Except as specifically provided in the Loan Documents, Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and collateral securing payment hereof. Borrower and any surety, endorser or guarantor hereof agree (i) that the time for any payments hereunder may be extended from time to time without notice and consent, (ii) to the acceptance by Lender of further collateral, (iii) the release by Lender of any existing collateral for the payment of this Note, (iv) to any and all renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and/or (v) that additional Borrowers, endorsers, guarantors or sureties may become parties hereto all without notice to them and without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note or any endorser or guarantor hereof even though the Borrower or such endorser or guarantor is not a party to such agreement. Failure of Lender to exercise any of the options granted herein to Lender upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Lender at that time or at any subsequent time or nulllify any prior exercise of any such option without the express written acknowledgment of the Lender.

11.                              Authority.  Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Deed of Trust and the other Loan Documents and that this Note, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower.

12.                              Notices.  All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

13.                              Exculpation.  The obligations of Maker under this Note shall be limited by the terms, provisions and conditions of Paragraph 50 of the Deed of Trust, the provisions of which are incorporated herein by this reference as if fully set forth herein.

14.                              WAIVER OF JURY TRIAL.  BORROWER AND, BY ACCEPTING THIS NOTE, LENDER HEREBY EACH AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL

BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

15.                            Transfer.  Other than as expressly set forth in the Deed of Trust, this Note may not be assigned in whole or in part by Borrower. Lender shall have the right from time to time at its discretion to make an assignment or sell a participation subject to and in accordance with the terms set forth in the Deed of Trust. Lender’s obligations in connection with any such assignment or participation shall be as set forth in the Loan Documents.

16.                            APPLICABLE LAW; JURISDICTION AND VENUE.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LAND (AS DEFINED IN THE DEED OF TRUST) IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA WITHOUT REFERENCE OR GIVING EFFECT TO ANY CHOICE OF LAW DOCTRINE. BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE WHERE THE LAND IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN EITHER THE CITY OR THE COUNTY WHERE THE LAND IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM AND BORROWER AND LENDER EACH FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER OR LENDER, AS THE CASE MAY BE, AT THE ADDRESS FOR NOTICES DESCRIBED ON THE FIRST PAGE HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

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Signature page(s) follow

Borrower has duly executed this Note to be effective as of the date first above written.

BORROWER:

RPT 1425 NEW YORK AVENUE LLC a Delaware limited liability company

By:	/s/ Mark Keller
Mark Keller
President

Signature Page to Deed of Trust Note